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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                January 9, 2002


                    Sunrise Technologies International, Inc.

             (Exact name of registrant as specified in its charter)



                 Delaware            1-10428         77-0148208
            (State of or other     (Commission      (IRS Employer
             jurisdiction of       File Number)    Identification
              incorporation)                           Number)



3400 West Warren Avenue, Fremont, California                   94538
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code                (510) 623-9001


(Former name or address, if changed since last report)

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                                TABLE OF CONTENTS

    Item 5. Other Events.
    Item 7. Financial Statements and Exhibits.
    SIGNATURES
    Exhibit Index
    EXHIBIT 99.1
    EXHIBIT 99.2

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ITEM 5. OTHER EVENTS.

ON JANUARY 9, 2002, THE COMPANY RECEIVED NOTIFICATION FROM NASDAQ THAT THE COMPANY DID NOT COMPLY WITH EITHER THE MINIMUM $4 MILLION NET TANGIBLE ASSETS OR THE MINIMUM $10 MILLION STOCKHOLDERS' EQUITY REQUIREMENT FOR CONTINUED LISTING SET FORTH IN MARKETPLACE RULE 4450(a)(3). IN ADDITION, NASDAQ INFORMED THE COMPANY THAT IT WAS NOT IN COMPLIANCE WITH MARKETPLACE RULE 4310(c)(13) BECAUSE $15,627.31 OF FEES FOR THE LISTING OF ADDITIONAL SHARES HAS NOT BEEN PAID, AND THE COMPANY DID NOT ISSUE A PROXY STATEMENT NOR HOLD AN ANNUAL MEETING OF SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS REQUIRED BY THE MARKETPLACE RULES 4350(e) AND 4350(g). THE NOTIFICATION ALSO STATED THAT THE COMPANY WOULD BE DELISTED FROM THE NASDAQ AS OF JANUARY 17, 2002 UNLESS THE COMPANY REQUESTED A HEARING TO APPEAL THE DECISION.

IN A PRESS RELEASE DATED JANUARY 16, 2002, THE COMPANY ANNOUNCED THE RECEIPT OF THE NASDAQ DELISTING LETTER AND THE COMPANY'S DECISION TO APPEAL THE DECISION BY NASDAQ.

ON JANUARY 16, 2002, THE COMPANY FILED WITH NASDAQ A REQUEST FOR AN APPEAL HEARING AND THE DELISTING ACTION WAS SUSPENDED UNTIL THE FINAL DETERMINATION OF THE APPEAL HEARING.

ON JANUARY 17, 2002, THE COMPANY RECEIVED NOTIFICATION FROM NASDAQ THAT AN ORAL HEARING WILL BE HELD ON FEBRUARY 14, 2002 IN WASHINGTON D.C. ON THE COMPANY'S APPEAL OF NASDAQ'S DECISION TO DENY THE COMPANY'S REQUEST FOR CONTINUED LISTING ON THE NASDAQ NATIONAL MARKET. ON JANUARY 17, 2002, THE COMPANY ISSUED A PRESS RELEASE RELATING TO THE APPEAL HEARING.

IN OTHER DEVELOPMENTS, ON JANUARY 15, 2002, THE COMPANY ENTERED INTO A THREE YEAR EXCLUSIVE DISTRIBUTION AGREEMENT FOR THE CHINA MARKET WITH SHANGHAI CONBIO CO., LTD. ("SHANGHAI CONBIO") OF SHANGHAI, CHINA. UPON SIGNING, SHANGHAI CONBIO IS REQUIRED TO PURCHASE ONE THE COMPANY'S HYPERION LTK SYSTEMS IMMEDIATELY AND BEGIN THE REGULATORY APPROVAL PROCESS IN CHINA. THE REGULATORY APPROVAL PROCESS IS EXPECTED TO TAKE APPROXIMATELY SIX MONTHS. UPON RECEIVING REGULATORY APPROVAL, THE AGREEMENT REQUIRES, AMONG OTHER TERMS, SHANGHAI CONBIO TO PURCHASE A MINIMUM OF 8 UNITS OF THE COMPANY'S HYPERION LTK SYSTEMS DURING THE FIRST 18 MONTHS OF THE AGREEMENT.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        99.1  Company press release dated January 16, 2002
        99.2  Company press release dated January 17, 2002


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                            (Registrant)
DATE: January 23, 2002      By:   /s/ John Hendrick
                                  Name:  John Hendrick
                                  Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX

99.1  Company press release dated January 16, 2002
99.2  Company press release dated January 17, 2002


                                  END OF FILING